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                                                                    EXHIBIT 99.2

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
Series     1995-A
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

Distribution Date of:                                              15-Jun-00
Determined as of:                                                  09-Jun-00
For the Monthly Period Ending:                                     31-May-00
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      31

                                                                    Beginning             Ending               Change
                                                                    ---------             ------               ------
Pool Balance (Principal)                                    3,958,483,900.87    3,964,059,975.81         5,576,074.94
Excess Funding Account                                                  0.00                0.00                 0.00

Invested Amount                                               380,000,000.00       22,800,000.00      (357,200,000.00)
Class A Invested Amount                                       357,200,000.00                0.00      (357,200,000.00)
Class B Invested Amount                                        22,800,000.00       22,800,000.00                 0.00

Principal Funding Account                                     297,666,666.67                0.00      (297,666,666.67)

Adjusted Invested Amount                                       82,333,333.33       22,800,000.00       (59,533,333.33)
Class A Adjusted Invested Amount                               59,533,333.33                0.00       (59,533,333.33)
Class B Adjusted Invested Amount                               22,800,000.00       22,800,000.00                 0.00
Enhancement Invested Amount                                             0.00                0.00                 0.00

Reserve Account                                                 1,900,000.00        1,900,000.00                 0.00

Available Cash Collateral Amount                               11,210,000.00        7,600,000.00        (3,610,000.00)
Available Shared Collateral Amount                              7,410,000.00        3,800,000.00        (3,610,000.00)
Spread Account                                                 11,210,000.00        7,600,000.00        (3,610,000.00)

Servicing Base Amount                                          82,333,333.33       22,800,000.00       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                 3.58%
Principal Allocation Pct                                                9.60%
Class A Floating Pct                                                   83.93%
Class B Floating Pct                                                   16.07%
Class A Principal Pct                                                  94.00%
Class B Principal Pct                                                   6.00%
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
                                                                     Series
Allocations                                      Trust               1995-A            Class A              Class B
-----------                             -----------------------------------------------------------------------------
Principal Collections                      446,832,235.76      42,894,263.02       40,320,607.24         2,573,655.78

Finance Charge Collections                  73,676,301.11       2,640,458.19        2,216,098.84           424,359.35
PFA Investment Proceeds                                NA       1,448,973.06        1,448,973.06                 0.00
Reserve Account Draw                                   NA          76,568.61           76,568.61                 0.00
                                                                   ---------          ----------                 ----
Available Funds                                                 4,165,999.86        3,741,640.51           424,359.35

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              358,781.60          301,120.27            57,661.33
Monthly Interest                                                1,950,350.00        1,830,650.00           119,700.00
Monthly Servicing Fee                                              17,152.78           14,396.08             2,756.70
Defaulted Amounts                           38,812,214.68       1,390,976.86        1,167,427.01           223,549.85
                                                                ------------       -------------           ----------
                                                                3,717,261.24        3,313,593.36           403,667.88

Excess Spread                                                     672,288.48          428,047.15           244,241.33
Required Amount                                                         0.00                0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                         0.00
Risk-Free Fee                                                                           2,895.92
Interest on CCA Draw                                                                        0.00
Monthly Cash Collateral Fee                                                             2,895.92
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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                          6.21%
Principal Payment Rate Calculation                                                         11.39%
Calculated Current Month's Spread Account Cap                                               3.00%
Spread Account Cap Adjustment                                                               0.00%
Applicable Spread Account Cap Percentage                                                    3.00%
Beginning Cash Collateral Amount                                                   11,210,000.00
Required Cash Collateral Amount                                                     7,600,000.00
Cash Collateral Account Draw                                                                0.00
Cash Collateral Account Surplus                                                     3,610,000.00
Beginning Spread Account Balance                                                   11,210,000.00
Required Spread Account Amount                                                      7,600,000.00
Required Spread Account Draw                                                                0.00
Required Spread Account Deposit                                                             0.00
Spread Account Surplus                                                              3,610,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                          6
Controlled Accumulation Amount                                                     59,533,333.33
Required PFA Balance                                                              357,200,000.00
Beginning PFA Balance                                                             297,666,666.67
Controlled Deposit Amount                                                          59,533,333.33
Available Investor Principal Collections                                           44,285,239.88
Principal Shortfall                                                                15,248,093.45
Shared Principal to Other Series                                                            0.00
Shared Principal from Other Series                                                 15,248,093.45
Class A Monthly Principal                                                          59,533,333.33
Class B Monthly Principal                                                                   0.00
Monthly Principal                                                                  59,533,333.33
PFA Deposit                                                                        59,533,333.33
PFA Withdrawal                                                                    357,200,000.00
Ending PFA Balance                                                                          0.00
Principal to Investors                                                            357,200,000.00
Ending Class A Invested Amount                                                              0.00
Ending Class B Invested Amount                                                     22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                      10.71%
Revolving Investor Interest                                                       630,000,000.00
Class A Invested Amount                                                           357,200,000.00
Available Principal                                                                67,452,497.06
Class A Accumulation Period Length                                                             6

Reserve Account
---------------
Available Reserve Account Amount                                                    1,900,000.00
Covered Amount                                                                      1,525,541.67
Reserve Draw Amount                                                                    76,568.61
Portfolio Yield                                                                             9.08%
Reserve Account Factor                                                                     50.00%
Portfolio Adjusted Yield                                                                    4.50%
Reserve Account Funding Period Length                                                          3
Reserve Account Funding Date                                                           15-Oct-99
Weighted Average Coupon                                                                     6.16%
Required Reserve Account Amount                                                     1,900,000.00
Reserve Account Surplus                                                                     0.00
Required Reserve Account Deposit                                                       66,621.75
Portfolio Yield - 3 month average                                                          11.50%
Base Rate - 3 month average                                                                 6.91%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                           4.60%
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*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the
Monthly Period preceding the current Monthly Period.